Supplement dated July 10, 2007 to the

Pacific Select Fund Statement of Additional Information dated May 1, 2007

This supplement revises the Pacific Select Fund (“Fund”) Statement of Additional Information dated May 1, 2007, as supplemented (together the “SAI”) and must be preceded or accompanied by the Fund’s SAI. Remember to review the SAI for other important information.

In the ADDITIONAL INVESTMENT POLICIES OF THE PORTFOLIOS section, for the Money Market Portfolio, the last sentence of the first paragraph is deleted.

In the ORGANIZATION AND MANAGEMENT OF THE FUND section, for the Large-Cap Value Portfolio, the Additional Information About the Portfolio Managers — Other Accounts Managed subsection is amended as follows:

Dmitry Khaykin is added to the list of portfolios managers. As of May 31, 2007 there is no “Other Accounts Managed” information available for Mr. Khaykin.

All information pertaining to Mark J. McAllister is deleted.